EXHIBIT 10.5


                          AMENDMENT TO CREDIT AGREEMENT


         THIS AMENDMENT made and entered into as of this 2nd day of June, 1993, by TAYLOR INVESTMENT CORPORATION, a Minnesota corporation (herein called "Borrower") for the benefit of DIVERSIFIED BUSINESS CREDIT, INC., a Minnesota corporation (herein called "DBCI").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, Borrower and DBCI executed a Credit Agreement dated as of November 18, 1986 (the "Credit Agreement");

         WHEREAS, Borrower and DBCI desire to alter, amend and modify the Credit and Security Agreement as hereinafter set forth.

         NOW THEREOF, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Paragraph 5(c) and 5(k) of the Credit Agreement dated November 18, 1986, are hereby deleted therefrom in the entirety and the following are hereby inserted in lieu thereof:

                  5(c) Expend or contract to expend, in any one calendar year, more than One Hundred Thousand Dollars ($100,000.00) in the aggregate or more than Fifty Thousand Dollars ($50,000.00) in any one transaction for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset, whether payable currently or in the future.

                  5(k) Permit more than Twenty-Five Thousand Dollars ($25,000.00) to be owing to Borrower by the officers, directors or shareholders of Borrower or any Affiliated Corporation, or members of their families, on account of any loan, travel advance, credit sale or other transaction or event.

         2. Except as herein specifically set forth, the terms and provisions of the Credit and Security Agreement shall remain in full force and effect without modification, amendment or alteration.

         IN WITNESS WHEREOF, this Amendment to Credit Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                        TAYLOR INVESTMENT CORPORATION


                                        /s/ Philip C. Taylor
                                        ----------------------------------------
                                        Philip C. Taylor, President

                                        ADDRESS: 511 - 11th Avenue South
                                                 Suite 425
                                                 Minneapolis, Minnesota 55415

Accepted at Minneapolis, MN
on June 2, 1993.

DIVERSIFIED BUSINESS CREDIT, INC.


By      /s/
   ---------------------------------------
        Its Vice President and Treasurer


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